SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 33-08553)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 73
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and
REGISTRATION STATEMENT
(NO. 811-04526)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 75
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VANGUARD QUANTITATIVE FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on December 2, 2025, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

December 2, 2025
Prospectus

Vanguard Core-Plus Bond Index ETF
Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq
Vanguard Core-Plus Bond Index ETF Shares (BNDP)

This is the Fund’s initial prospectus, so it does not contain performance data.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Core-Plus Bond Index ETF (the “Fund”) seeks to track the performance of a broad, market-weighted bond index.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.05%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.
1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years
$5	$16
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Universal Float Adjusted Index (the “Target Index”), which measures the performance of U.S. dollar-denominated, taxable bonds that are rated either investment-grade or high-yield as determined by the Index Provider. The Target Index includes U.S. government and agency obligations, corporate bonds, mortgage-backed securities, asset-backed securities, and emerging market bonds, all denominated in the U.S. dollar and with maturities of at least one year. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index.

The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Target Index. As of October 31, 2025, the dollar-weighted average maturity of the Target Index was 8 years.
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Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is
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affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Prepayment Risk. Certain bonds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before
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the maturity date). Prepayment of bonds held by the Fund would result in the Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. They are more volatile, less liquid, and involve greater risk of default than investment-grade securities. Investing in high-yield securities could result in a loss of income and/or principal for the Fund.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Additionally, because the Fund does not hold all of the securities included in the Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on Nasdaq and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a
5

discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
This is the Fund’s initial prospectus, so it does not contain performance data.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in December 2025.
Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares
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in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus provides information about Vanguard Core-Plus Bond Index ETF, an exchange-traded fund (the “Fund”). The Fund is a series of Vanguard Quantitative Funds (the “Trust”). Unlike conventional mutual fund shares, ETF shares cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Instead, only certain authorized broker-dealers (“Authorized Participants”) can purchase and redeem ETF shares directly from the issuing fund at net asset value. Authorized Participants may purchase and redeem ETF shares from the issuing fund only in large blocks (creation units), usually in exchange for baskets of securities. Funds may also issue and redeem creation units in exchange for solely cash or a combination of cash and securities. These trades may occur in-kind between Vanguard and the Authorized Participant. Individual investors can purchase ETF shares on the secondary market through a broker. Reading this prospectus will help you decide whether the Fund’s ETF shares are the right investment for you.
As you consider an investment in the Fund’s ETF shares, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent the Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a broad, market-weighted bond index.
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The Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the Bloomberg U.S. Universal Float Adjusted Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund invests by sampling its Target Index. The advisor buys and sells securities for the Fund for the purpose of tracking the Target Index. Using quantitative and qualitative methods, the Fund’s advisor generally selects a representative sample of securities that approximates the full Target Index in terms of key risk factors and other characteristics. These factors include country of origin, duration, cash flow, credit quality, and callability of the underlying bonds. Because the Fund does not hold all of the securities included in the Target Index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared to the Target Index.

The Target Index is comprised of six underlying Bloomberg indexes (the “underlying indexes”), including the Bloomberg U.S. Aggregate Index, which is
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itself a broad representation of the taxable U.S. bond market that includes most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues; as well as the Bloomberg U.S. Corporate High Yield Index, the Bloomberg Investment Grade 144A Index, the Bloomberg Eurodollar Index, the Bloomberg U.S. Emerging Markets Index, and the Bloomberg Commercial Mortgage-Backed Securities Index. If a bond is eligible for more than one underlying index, it will not be double-counted in the Target Index.

The constituents of a float-adjusted index are weighted based only on the values of those that are available for public trading. By excluding the values of constituents that are unavailable for public trading, a float-adjusted index may be able to produce a more accurate picture of the returns actually experienced by investors in the market measured by such an index. The Target Index and the underlying indexes are rebalanced by the Index Provider on a monthly basis and are subject to change over time. Bonds are added to and removed from the Target Index in connection with the monthly rebalance process.
The Target Index is owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change the Target Index’s methodology.
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Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small
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number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the
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investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• International Dollar-Denominated Bonds are U.S. dollar-denominated bonds issued by foreign governments, agencies and instrumentalities of foreign governments, foreign corporations, or U.S. affiliates of foreign corporations. Because the values of such bonds are designated in the U.S. dollar rather than the issuer’s local currency, it is the issuer that assumes the currency risk, usually to attract U.S. investors. As a result, the values of international dollar-denominated bonds are not affected directly by currency movements. However, if the foreign issuer’s local currency weakens significantly compared to the U.S. dollar, negative perceptions of the issuer’s ability to make payments could cause the issuer’s bonds to decline in value. Many issuers of international dollar-denominated bonds manage this risk by hedging their currency exposure, and their effectiveness in doing so is reflected in their credit rating.
• Emerging Market Bonds are bonds of issuers that are tied economically to emerging market countries. They include sovereign bonds (which may be issued or guaranteed by foreign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies) and bonds issued or guaranteed by foreign corporations and foreign financial institutions. In general, emerging market countries are those whose economies or bond markets are less developed. Emerging market bonds may be denominated in the U.S. dollar (see International Dollar-Denominated Bonds) or in their issuer’s local currency.
• High-Yield Securities are rated below investment-grade by independent rating agencies. These securities are issued by corporations or other entities whose ability to pay interest and principal in a timely manner is considered questionable, which is reflected in their lower credit quality ratings. High-yield securities typically pay more interest than equivalent investment-grade securities in order to attract investors. Some high-yield securities are issued by smaller, less-established companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Some high-yield securities were once rated investment-grade, but have since been downgraded due to financial difficulties or other factors affecting their issuers. By contrast, if an issuer’s
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financial condition improves, its high-yield securities could be upgraded to investment-grade.
• 144A Securities are nonpublic securities exempt from registration requirements under Rule 144A of the Securities Act of 1933. The market for 144A securities may be less active than the market for publicly traded securities.
• Eurodollar Securities are securities registered outside of the United States (i.e., they are not registered with the SEC).
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic,
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political, and/or regulatory conditions and developments. Therefore, the Fund’s performance may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Investing in Emerging Markets. Investing in emerging markets presents additional risks and volatility compared to investing in developed markets. These risks include less developed tax, financial reporting, accounting, and recordkeeping systems. Governments in emerging market countries may intervene in the economy by imposing capital controls, nationalizing industries, or placing restrictions on foreign ownership. The legal structure in these markets may also be less developed, making it difficult for investors to pursue legal remedies or enforce judgments. Regulatory frameworks may be less stringent, leading to greater risks with respect to the custody of securities and compliance with local laws. Additionally, these markets may face hyperinflation, currency devaluation, and trade disputes.
Exchanges in emerging market countries are often less efficient, with lower overall liquidity, potentially leading to increased volatility and difficulties in valuing investments. These challenges can also occur due to limited, incomplete, or inaccurate information regarding issuers, who may not be subject to the same standards as those in developed markets. Currency exchange rates are typically more volatile which magnifies the risks associated with investments in emerging markets. Additionally, these markets may encounter restrictions (such as sanctions, embargoes, or tariffs), manipulation, or other unfavorable actions. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
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Interest Rate Risk. The Fund’s investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
Income Risk. During periods of falling interest rates, the Fund’s income may decline because the Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. The Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, the Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause the Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, the Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the Fund holds multiple callable bonds,
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frequent bond calls (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
Prepayment Risk. Certain bonds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed, asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, the Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds would increase the Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. High-yield securities are more volatile, less liquid, and involve greater risk of default than investment-grade securities. In addition, issuers of high-yield securities may have a greater risk of insolvency or bankruptcy than issuers of investment-grade securities.
Index Investing. The Fund is subject to the following risks associated with index investing:
Passive Management. The Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund
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means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if it were actively managed.
Index Sampling Strategy. Because the Fund does not hold all of the securities included in its Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index.
Tracking Error. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error. These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund is subject to risks associated with its Index Provider. The securities that make up the Target Index and their weighting in the Target Index are determined by the Index Provider. The Index Provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the Index Provider rebalances (updates) the Target Index on a regular schedule. However, the Index Provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The Index Provider may make errors, and
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it is possible that such errors may not be identified by the Index Provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the Index Provider.
ETF Share Trading. Because ETF shares trade on the secondary markets, they are subject to the following risks:
ETF Shares Trading at Prices Other Than NAV. ETF shares may trade on a national securities exchange at prices above, below, or at their most recent NAV. The NAV of the Fund’s ETF shares, which typically is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of ETF shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the ETF shares on an exchange. Differences between secondary market prices of ETF shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Although it is expected that the market price of an ETF share typically will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances, and other factors. In addition, disruptions to creations and redemptions; adverse developments impacting market makers, authorized participants, or other market participants; or high market volatility may result in the market price of ETF shares differing significantly from the Fund’s NAV or the intraday value of the Fund’s holdings. As a result of these factors, among others, you may pay more (premium) or less (discount) than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Cost of Buying or Selling Shares. Individual investors who buy or sell ETF shares through a broker may incur a brokerage commission or other charges imposed by brokers. In addition, the market price of ETF shares, like the price of any security on an exchange, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The bid-ask spread is the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market. The bid-ask spread of the Fund’s ETF shares can vary over time based on the Fund’s trading volume and market liquidity and may increase if the
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Fund’s trading volume, the bid-ask spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that ETF shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling. ETF shares, similar to shares of other issuers listed on an exchange, may be sold short. In a short sale, an investor “borrows” securities from a lender for a fee and then sells the borrowed securities on the open market with the hope that the borrowed securities decline in price before the investor has to repurchase the securities to return them to the lender. Short sales of ETF shares can increase their volatility and lead to price decreases.
Lack of Active Trading Market. Although ETF shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.
Trading Halt. Trading of ETF shares on an exchange may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. If a trading halt or unanticipated early closing of an exchange occurs, a shareholder may be unable to purchase or sell ETF shares.
Authorized Participants.  Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
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Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in
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Vanguard ETF® Shares section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Other Types of Investments
Subject to a 20% limit, the Fund may purchase investments that are not included in its Target Index, such as those described below or smaller public issues or medium-term notes not included in the Target Index because of the small size of the issue. The Fund also may hold bonds that were included in the Target Index when acquired but subsequently were removed. The vast majority of such investments will have characteristics and risks similar to the bonds included in the Fund’s Target Index.

The Fund may invest in or take short positions in To Be Announced (“TBA”) mortgage-backed securities. In addition, the Fund may invest in relatively conservative classes of collateralized mortgage obligations (“CMOs”). To reduce credit risk, the Fund only purchases these conservative classes of CMOs if they are issued by agencies of the U.S. government or by private companies that carry high-quality investment-grade ratings.

The Fund may invest up to 15% of its assets in illiquid securities. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are illiquid securities that have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Board may determine that particular restricted securities are not illiquid, in which case the Fund may purchase such securities without limit.

The Fund may invest in derivatives such as fixed income futures contracts, fixed income options (including options on swaps), foreign currency exchange forward contracts, currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are favorably priced.
• Adjust sensitivity to changes in interest rates.
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• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.
For example, the Fund may invest in U.S. Treasury futures for either cash management purposes or to add value when such instruments are favorably priced, and may enter into a currency swap or foreign currency exchange forward contract to sell or buy an amount of foreign currency to which it does not have exposure.

The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, the Fund seeks to track. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of September 30, 2025, Vanguard served as advisor for approximately $9.6 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
Although the Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
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For a discussion of why the Board approved the Fund’s investment advisory arrangement, see the Fund’s first Financial Statements and Other Information following the Fund’s commencement of operations.
The manager primarily responsible for the day-to-day management of the Fund is:
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in December 2025. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard ETF® Shares
The Fund’s ETF shares are listed for trading on Nasdaq. You can buy and sell ETF shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF shares you must buy.
Your ownership of ETF shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
Redemption of ETF shares by Authorized Participants
Unlike conventional (i.e., not exchange-traded) mutual fund shares, ETF shares cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Instead, only Authorized Participants can purchase and redeem ETF shares directly from the issuing fund. Authorized Participants may purchase and redeem ETF shares from the issuing fund only in large blocks (creation units), usually in exchange for baskets of securities. Funds may also issue and redeem creation units in exchange for solely cash or a combination of cash and securities. These trades may occur in-kind between Vanguard and the Authorized Participant. If cash is used to meet redemptions, the Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy.
Under certain circumstances, including under stressed market conditions, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Pricing of Fund Shares
ETF shares may only be bought and sold in the secondary market. The price you pay or receive for the ETF shares will be the prevailing market price, which may be more or less than the Fund’s NAV. Your transaction will be priced at the NAV only if you purchase or redeem your ETF shares in creation unit blocks (an
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option available only to certain authorized broker-dealers). NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ board of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective
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determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an
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order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
Vanguard’s website will show the previous day’s closing NAV and closing market price for the fund’s ETF shares. The website also discloses, in the Premium/Discount analysis section of a fund’s Price and Performance page, how frequently the fund traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.
Dividends, Distributions, and Taxes
Fund Distributions
The Fund generally distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared monthly and distributed as soon as practicable thereafter; capital gains distributions, if any, generally occur annually in December and are distributed as soon as practicable thereafter. In addition, the Fund may make a supplemental distribution at some other time during the year.
Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in the Fund’s ETF shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.
As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.
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Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Income and capital gains distributions vary from month to month or year to year, as applicable, as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, the Fund, or its advisor makes changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
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Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of Fund shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
Frequent Trading Limitations
Unlike frequent trading of a Vanguard fund’s conventional share classes, frequent trading of ETF shares generally does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not pose potential harm to the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the Board of the Fund that issues ETF shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF shares.
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Additional Information
A precautionary note to investment companies. The Fund’s ETF shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint committed credit facility. The Fund may participate, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis. New funds, such as Vanguard Core-Plus Bond Index ETF, will generally be added to the agreement during the annual renewal process.
Certain affiliates of the Fund and the advisor may purchase and resell ETF shares pursuant to the prospectus.
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Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard Core-Plus Bond Index ETF	—	V056	921913869
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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CFA® is a registered trademark owned by CFA Institute.

“Bloomberg®” and Bloomberg U.S. Universal Float Adjusted Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Core-Plus Bond Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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For More Information
If you would like more information about Vanguard Core-Plus Bond Index ETF, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund’s ETF shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements (once available), or the SAI, or to request additional information about Vanguard ETF shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-04526
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P V056 122025

PART B
VANGUARD® QUANTITATIVE FUNDS
STATEMENT OF ADDITIONAL INFORMATION
December 2, 2025
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the Fund’s current prospectus (dated December 2, 2025). To obtain, without charge, a prospectus or, when available, the report to shareholders or the Fund’s financial statements, please contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trust
Vanguard Quantitative Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Admiral	ETF
Vanguard Growth and Income Fund	VQNPX	VGIAX	—
Vanguard Core-Plus Bond Index ETF	—	—	BNDP[3]
1
Individually, a class; collectively, the classes.
2
Individually, a Fund; collectively, the Funds.
3
Exchange: Nasdaq.

This SAI relates only to Vanguard Core-Plus Bond Index ETF (the Fund). A separate Statement of Additional Information dated January 31, 2025, which relates to the Trust’s other fund, can be obtained free of charge by contacting Vanguard.
The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization
The Trust was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Quantitative Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Vanguard Core-Plus Bond Index ETF is classified as diversified within the meaning of the 1940 Act.
Service Providers
Custodian. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179, serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the Fund’s annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Fund’s transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Fund’s Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, the Fund and share classes will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of the Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of the Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of the Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund’s net assets, to change any fundamental policy of the Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Fund’s shares.
Conversion Rights. There are no conversion rights associated with Vanguard Core-Plus Bond Index ETF.
Redemption Provisions. The Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Fund has no sinking fund provisions.
Calls or Assessment. The Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. The Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. The Trust’s bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Tax Status of the Fund
The Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If the Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Dividends received and distributed by the Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on the Fund’s securities lending transactions, including substitute dividend payments received by the Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.
Taxable ordinary dividends received and distributed by the Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on their federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
Dividends received and distributed by the Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction  applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on the Fund’s securities lending transactions, including substitute dividend payments received by the Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.
The Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

Fundamental Policies
The Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
Borrowing. The Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
Industry Concentration. The Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.
Loans. The Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. The Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Fund for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in the Fund’s prospectus set forth percentage limitations on the Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks, and policies supplement the Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, the Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card)

agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest such prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks when worldwide economic and liquidity conditions deteriorate. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.
Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.
Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts that might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.
Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Ratings or below BBB-/A-2 by S&P Global Ratings) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.
Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.
Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Securities and Exchange Commission Rule 18f-4 governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Fund under the CEA. The Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.
Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.
An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.
Proxy Voting and Engagement. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).

Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or other adverse tax consequences, political or social instability, changes to laws and regulations or interpretations of laws and regulations, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—Emerging Markets Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly-organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.  Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.  There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian. A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.
Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.
Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities—Russian Market Risk. Russia’s launch of a large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, divestment of interests in or curtailment of business dealing with Russia by large corporations and U.S. states, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.
Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. Changes in how laws and regulations are interpreted could similarly impact a fund. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.
Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.
Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk when worldwide economic and liquidity conditions deteriorate. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Mortgage-Backed Securities—Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Mortgage-Backed Securities—Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.
CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.
Mortgage-Backed Securities—Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a substantially similar security (but not the same security) in the future at a predetermined price on a predetermined date. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase a fund’s portfolio turnover rate. The fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.
The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with substantially similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.
Mortgage-Backed Securities—Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.
Mortgage-Backed Securities—To Be Announced (TBA) Securities. A TBA securities transaction, which is a type of forward-commitment transaction, represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date, typically within 30 calendar days of the trade date. With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards.
A fund may sell TBA securities to hedge its portfolio positions or to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. Proceeds of TBA securities sold are not received until the contractual settlement date. The Fund may sell a TBA that it does not hold (short sell) to manage its portfolio risks while giving the fund more flexibility. The settlement date of a short TBA is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases.
For TBA purchases, a fund will maintain sufficient liquid assets (e.g., cash or marketable securities) until settlement date in an amount sufficient to meet the purchase price. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received. A risk associated with TBA transactions is that at settlement, either the buyer fails to pay the agreed price for the securities or the seller fails to deliver the agreed securities. As the value of such unsettled TBA securities is assessed on a daily basis, parties mitigate such risk by, among other things, exchanging collateral as security for performance, performing a credit analysis of the counterparty, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty.
TBA securities transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Ownership Limitations and Regulatory Relief. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by a fund.
Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.
When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In the event that a regulator revokes relief from ownership limitations for the Vanguard funds and other large fund complexes at the same time, there could be significant negative market impacts in the applicable industries and increased volatility in the share prices of the relevant securities. Sudden loss of ownership limitation relief relating to one or more limited securities could potentially result in wider bid-ask spreads and premium/discounts in ETF shares, and in extreme scenarios, impact the trading of ETF shares.
In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation.
For situations in which the Vanguard funds do not have or are unable to obtain permission to exceed ownership limitations, the Vanguard funds and their advisors have adopted policies designed to allocate ownership of impacted securities across applicable Vanguard products in a manner that is fair and equitable over time in order to minimize the potential conflicts of interest that could arise in making such allocation determinations. These allocation policies could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure are more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
In addition, there is no guarantee that the Vanguard funds will be able to obtain some or all of the derivatives that the funds want in order to gain indirect exposure to a limited security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.

Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.
Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, tax, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1∕3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Fund for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.
To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.
Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.
If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”
In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Share Price
The Fund’s share price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Purchase and Redemption of Shares
Please see the Information About the ETF Share Class section beginning on page B-44.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf

(collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Fund
Vanguard
The Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. In rendering investment management services to the funds, Vanguard may also use the resources of its foreign wholly owned subsidiaries that are not registered as investment advisers with the SEC, using “participating affiliate arrangements.” Participating affiliate arrangements are arrangements used in reliance on guidance of the staff of the SEC and recognized by the SEC that allow a US-registered investment adviser to use investment management resources of unregistered affiliates, subject to the regulatory supervision of the registered adviser. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and JPMorgan Chase Bank N.A. (JPMorgan), JPMorgan provides services for the Fund. These services include, but are not limited to: (i) the calculation of the Fund’s daily NAV and (ii) the furnishing of financial reports. The fees paid to JPMorgan under this agreement are based on a combination of flat and asset based fees. As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore JPMorgan had not received any fees for services.
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore had not contributed capital to Vanguard.
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore had not incurred any annual shared fund operating expenses.
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and controls and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
Name, Year of Birth	Position(s) Held With Fund	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Salim Ramji (1970)	Chief Executive Officer and President	CEO and President since July 2024; Trustee since February 2025	Chief executive officer and president of each of the investment companies served by Vanguard (2024–present). Chief executive officer and director of Vanguard (2024–present). Global head of iShares and of index investing of BlackRock (2019–2024) and member of iShares fund board (2019–2024). Head of U.S. Wealth Advisory of BlackRock (2015–2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (child-welfare organization). Member of the international leadership council of the University of Toronto.	228
1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the boards of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	228
Mark Loughridge (1953)	Independent Chair	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, and vice president and controller (1998–2002) of IBM. Member of the Council on Chicago Booth.	228
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisor). Member of the board of superintendence of the Institute for the Works of Religion. Member of the board of directors of Paxos Trust Company (finance).	228
John Murphy (1962)	Trustee	February 2025	President (2022–present), chief financial officer (2019–present), and president of the Asia Pacific group (2016–2018) of The Coca-Cola Company (TCCC). Member of the board of directors of Mexico-based Coca-Cola FEMSA (beverage bottler company); The Coca-Cola Foundation (TCCC’s philanthropic arm); and Engage (innovation and corporate venture platform supporting startups). Member of the board of trustees of the Woodruff Arts Center.	228

Name, Year of Birth	Position(s) Held With Fund	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024
Charles P. McQuaid Distinguished Service Professor
of Finance (2023–present) at the University of
Chicago Booth School of Business; Charles P.
McQuaid Professor of Finance at the University of
Chicago Booth School of Business (2009–2023).
Managing director (2024–present) of Andersen
(professional services) and a member of the Advisory
Board of the Andersen Institute for Finance and
Economics. President of the European Finance
Association. Member of the board of the Fama-Miller
Center for Research in Finance. Research associate
at the National Bureau of Economic Research.
Member of the Center for Research in Security Prices
(CRSP) Index Advisory Council and Advisory Board.
				228
Rebecca Patterson (1968)	Trustee	February 2025	Chief investment strategist at Bridgewater Associates LP (2020–2023). Chief investment officer at Bessemer Trust (2012–2019). Member of the Council on Foreign Relations and the Economic Club of New York. Chair of the Board of Directors of the Council for Economic Education. Member of the Board of the University of Florida Investment Corporation.	228
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	228
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice, Duke Law School (2021–present); Rubenstein fellow, Duke University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services).	228
Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	228
David Thomas (1956)	Trustee	July 2021	President Emeritus of Morehouse College (2018–2025). Professor of Business Administration, Emeritus at Harvard University (2017–2018) and dean (2011–2016) and professor of management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Commonfund.	228
Barbara Venneman (1964)	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and member of the Deloitte Global Consulting Executive Committee (retired 2024) at Deloitte Consulting LLP. Member of the board of Reality Changers (educational nonprofit).	228

Name, Year of Birth	Position(s) Held With Fund	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	228
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	228
John Bendl (1970)	Finance Director	July 2025
Finance director (July 2025–present) of each of the
investment companies served by Vanguard. Managing
director (July 2025–present) of Vanguard. Chief
financial officer (July 2025–present) of Vanguard.
Senior Vice President and Director (July
2025–present) of Vanguard Marketing Corporation.
Head of Financial Planning and Analysis and
Enterprise Strategic Services (2024–2025) of
Vanguard. Divisional chief financial officer of
Vanguard’s International division (2021–2024). Chief
financial officer (2019–2021) of each of the investment
companies served by Vanguard. Chief accounting
officer, treasurer, and controller (2017–2019) of
Vanguard. Partner (2003–2016) at KPMG (audit, tax,
and advisory services).
				228
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	228
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (2024–present). President
(2024–present) and director (2024–present) of
Vanguard. Chief investment officer (2017–present) of
Vanguard. Principal (2014–present) and head of the
Fixed Income Group (2014–2017) of Vanguard.
Asia-Pacific chief investment officer (2013–2014) and
director of Vanguard Investments Australia, Ltd.
(2013–2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory
committee on Financial Markets for the Federal
Reserve Bank of New York. Vice chairman of the
board of the Children’s Hospital of Philadelphia.
				228
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	228
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	228

Name, Year of Birth	Position(s) Held With Fund	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Natalie Lamarque (1976)	Secretary	September 2025
Chief Legal Officer of Vanguard (September
2025–present). Secretary (September 2025–present)
of Vanguard and each of the investment companies
served by Vanguard. Managing director (September
2025–present) of Vanguard. General Counsel and
Secretary (2022–2025) at Principal Financial Group.
General Counsel (2020–2022) and Deputy General
Counsel (2019–2020) at New York Life Insurance
Company. Member of the board of visitors for Duke
University School of Law. Member of the board of
trustees for City Year New York. Member of the
advisory board for New York University School of Law,
Program on Corporate Compliance and Enforcement.
				228
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services & Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.	228
Matt Piro (1980)	Manager Oversight Officer	July 2025	Principal of Vanguard. Manager oversight officer (July 2025–present) of each of the investment companies served by Vanguard. Global head of Oversight & Manager Search (2022–present) of Vanguard. Global head of ESG product (2017–2021) of Vanguard. Head of product – Europe (2017–2021) of Vanguard. Senior investment director of Oversight & Manager Search (2012–2017) of Vanguard.	228
With the exception of Mr. Ramji, all of the trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.
Board Committees: The Trust’s board has the following committees:
■ Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch and Mr. Loughridge.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following independent trustees serve as members of the committee: Mr. Pastor, Mr. Perold, Ms. Raskin, and Mr. Volanakis.
■ Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.
Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Fund for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.
VANGUARD CORE-PLUS BOND INDEX ETF
TRUSTEES’ COMPENSATION TABLE

Trustee	Aggregate Compensation From the Fund[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	—	$380,000
Emerson U. Fullwood[4]	—	380,000
F. Joseph Loughrey[5]	—	390,000
Mark Loughridge	—	525,000
Scott C. Malpass	—	380,000
Deanna Mulligan[6]	—	121,667
John Murphy[7]	—	—
Lubos Pastor[8]	—	365,000
Rebecca Patterson[9]	—	—
André F. Perold	—	365,000
Sarah Bloom Raskin	—	390,000
Grant Reid	—	365,000
David Thomas	—	365,000
Barbara Venneman[10]	—	—
Peter F. Volanakis	—	390,000
1
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,500.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.
7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
9
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
10
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.

Ownership of Fund Shares
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of the Fund and of all Vanguard funds served by the trustee as of December 31, 2024. As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations.
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Core-Plus Bond Index ETF	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Complete Portfolio Holdings
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Limited; Reuters America Inc.; R.R. Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; SimCorp USA Inc.; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with Securities and Exchange Commission (SEC) Exemptive Orders and Rule 6c-11
Vanguard’s ETF Operations team may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on Rule 6c-11 under the 1940 Act generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC or Rule 6c-11 under the 1940 Act, as described in this section. In addition to disclosing PCFs to the NSCC, as previously described, Vanguard’s ETF Operations team will generally disclose the PCF for any ETF Fund online at vanguard.com.
Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with VMC. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also generally redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.
In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders and Rule 6c-11, Vanguard’s ETF Operations team makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.
Investment Advisory and Other Services
The Fund receives all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided by an experienced investment advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore had not incurred any advisory expenses.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of September 30, 2025 (unless otherwise noted). As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations.
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Joshua C. Barrickman	Registered investment companies	28	$1.4T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	7	$8.2B	0	$0
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds and ETFs, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. When portfolio managers implement investment strategies for other funds or clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the portfolio manager served as advisor to only the Fund. When other funds or clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of September 30, 2025, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For Vanguard Core-Plus Bond Index ETF, the performance factor depends on how successfully the portfolio managers outperform these expectations and maintain the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore the portfolio manager did not own any shares of the Fund.
Duration and Termination of Investment Advisory Agreements
Vanguard provides investment advisory services to the Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.
Securities Lending

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of the Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which the Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which the Fund invests are generally purchased and sold through principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the bonds on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing futures positions.

As previously explained, the types of securities that the Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) the historical commission rates; (2) the rates that other institutional investors are paying, based upon publicly available information; (3) the rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, the dollar amount, and the number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore had not incurred any brokerage commissions.
Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of the Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund’s board of trustees.
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore had not held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.
Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Information About the ETF Share Class
Vanguard Core-Plus Bond Index ETF (the ETF Fund) offers and issues an exchange-traded class of shares called ETF Shares. The ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.”

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the ETF Fund’s Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

The ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its portfolio holdings (Deposit Securities). The ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the ETF Fund’s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. The ETF Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this Statement of Additional Information, cash purchases and redemptions will be required for securities traded in Brazil, Chile, China, Colombia, Egypt, India, Kuwait, Malaysia, Pakistan, Peru, Qatar, Russia, Saudi Arabia, South Korea, Taiwan, and UAE.
Exchange Listing and Trading
The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist the Fund’s ETF Shares if the Fund’s ETF Shares do not continuously comply with the exchange’s listing rules. The exchange will also delist the Fund’s ETF Shares upon termination of the ETF share class.
The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for the ETF Fund as calculated by an information provider. The ETF Fund is not involved with or responsible for the calculation or dissemination of the IOPVs, and it makes no warranty as to the accuracy of the IOPVs. An IOPV for the Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The IOPV is designed as an estimate of the ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.
Book Entry Only System
ETF Shares issued by the ETF Fund are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.
The ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each

DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate ETF Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The ETF Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Fund shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Fund makes other arrangements with respect thereto satisfactory to the exchange.
Purchase and Issuance of ETF Shares in Creation Units
The ETF Fund issues and sells ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt of an order in proper form on any business day. The ETF Fund does not issue fractional Creation Units.
A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.
Fund Deposit. The consideration for purchase of a Creation Unit from the ETF Fund generally consists of an in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.
The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the ETF Fund to the purchaser in cash (except as offset by the transaction fee).
Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for the ETF Fund (subject to possible amendment or correction). The ETF Fund reserves the right to accept a nonconforming fund deposit.
The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, and interest payments on underlying bonds or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

The ETF Fund intends to require an investor purchasing a Creation Unit to include in the fund deposit, in place of all Deposit Securities that are TBA transactions, an amount of cash, to be added to the Cash Component, equal in value to the TBAs. The ETF Fund reserves the right to require an investor purchasing a Creation Unit late in the day to include in the fund deposit, in place of all Deposit Securities that are TBA transactions, U.S. Treasury securities of equivalent value and duration rather than cash.

The ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the ETF Fund, and the ETF Fund’s determination shall be final and binding.
Procedures for Purchasing Creation Units. To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading of the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).
If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).
Placement of Purchase Orders. An Authorized Participant must deliver the cash and government securities portion of a fund deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a fund deposit through the DTC. If a fund deposit is incomplete on the first business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; one business day after the trade date is known as “T+1”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.
The ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.
Rejection of Purchase Orders. The ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, the ETF Fund will reject a purchase order if:
■ The order is not in proper form.
■ The Deposit Securities delivered are not the same (in name or amount) as the published basket.
■ Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.
■ Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.
■ Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the ETF Fund or any of its shareholders.
■ Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, the Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.

If the purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.
Transaction Fee on Purchases of Creation Units. The ETF Fund may impose a transaction fee (payable to the ETF Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Creation Units of the ETF Fund purchased with a fund deposit that includes cash in lieu of TBA securities, the transaction fee includes a variable charge in an amount approximately equal to the transaction costs the ETF Fund expects to incur buying the TBAs that are part of the fund deposit. For Creation Units of the ETF Fund purchased with a fund deposit that includes U.S. Treasury securities in lieu of TBA securities, the transaction fee will not include a variable charge. When the ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional variable charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion. Additionally, the ETF Fund reserves the right to assess the additional variable charge only on cash purchases above a unit threshold as may be determined on a daily basis. The maximum transaction fee, including any variable charges, on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.
The ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a creation transaction fee is not charged or does not cover the costs associated with the issuance of the Creation Units, certain costs may be borne by the ETF Fund.
Redemption of ETF Shares in Creation Units
To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.
ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.
Unless cash redemptions are available or specified for the ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund, rather than receive such amount from the ETF Fund.
Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for the ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. The ETF Fund may provide a redeeming investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.
The ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.
When satisfying redemption requests, the ETF Fund intends to deliver, in lieu of each TBA transaction that is a Redemption Security, cash in an amount equal to the value of the TBA. The ETF Fund reserves the right to deliver to a shareholder redeeming a Creation Unit late in the day, in place of all Redemption Securities that are TBA transactions, U.S. Treasury securities of equivalent value and duration, rather than cash.

Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).
Transaction Fee on Redemptions of Creation Units. The ETF Fund may impose a transaction fee (payable to the ETF Fund) to compensate the ETF Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed through Vanguard’s proprietary portal system. When the ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the ETF Fund may assess an additional variable charge on the cash portion of the redemption. The amount will vary as determined by the ETF Fund at its sole discretion and is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. Additionally, the ETF Fund reserves the right to assess the additional variable charge only on cash redemptions above a unit threshold as may be determined on a daily basis. The maximum transaction fee on redemptions of Creation Units shall be 2% of the value of the Creation Units.
The ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the ETF Fund.
Placement of Redemption Orders. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor before Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
If on the settlement date (typically T+1) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.
If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the ETF Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
As a result of security settlement cycles, local market holidays, and unscheduled foreign market closings, ETFs that hold foreign investments may deliver redemption proceeds (either in kind or in cash) more than seven days (but no more than fifteen days) after receipt of a redemption request in proper form.
Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to the ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the ETF Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.
Precautionary Notes
A precautionary note to ETF investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
You should also be aware that investments in ETF Shares may be subject to certain risks relating to having large shareholders. To the extent that a large number of the Fund’s ETF Shares are held by a large shareholder (e.g., an institutional investor, an investment advisor or an affiliate of an investment advisor, an authorized participant, a lead market maker, or another entity), a large redemption by such a shareholder could result in an increase in the ETF’s expense ratio, cause the ETF to incur higher transaction costs, cause the ETF to fail to comply with applicable listing standards of the listing exchange upon which it is listed, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the ETF’s ordinary income and long-term capital gains. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material upward or downward effect on the market price of the ETF Shares.
A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.
Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.
A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the 1940 Act. SEC Rule 12d1-4 under the 1940 Act permits investments in Vanguard ETF Shares beyond the limits of Section 12(d)(1), subject to the conditions of Rule 12d1-4, as described under the heading “Other Investment Companies.”
Financial Statements
As of the date of this SAI, Vanguard Core-Plus Bond Index ETF had not commenced operations and therefore financial statements are not yet available for the Fund. For a more complete discussion of the Fund’s performance, please see the Fund’s annual report to shareholders, which, once available, may be obtained without charge.
Description of Bond Ratings
Moody’s Ratings Symbols
The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Ratings:
Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.
A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.
Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.
Ba—Judged to be speculative obligations, they are subject to substantial credit risk.
B—Considered to be speculative obligations, they are subject to high credit risk.
Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.
Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.
Moody’s Ratings also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.
The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s Ratings. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.
Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.
Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.
Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.
Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.
The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s Ratings:
Moody’s Ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).
MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.
MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.
SG—Indicates speculative credit quality with questionable margins of protection.
S&P Global Ratings
The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by S&P Global Ratings:
AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.
AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.
A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.
BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by S&P Global Ratings:
A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.
A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.
A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.
B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.
C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by S&P Global Ratings:
SP-1—This designation indicates a strong capacity to pay principal and interest.
SP-2—This designation indicates a satisfactory capacity to pay principal and interest.
SP-3—This designation indicates a speculative capacity to pay principal and interest.
Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.

I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.
4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote—ideally, consistent with their economic exposure—to effect and approve changes in corporate governance practices.
IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.

In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.
VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.

The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and
■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

SAI V056 122025

PART C
VANGUARD QUANTITATIVE FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 71, dated January 31, 2025, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, for D.E. Shaw Investment Management, L.L.C., filed with Post-Effective Amendment
No. 43, dated November 29, 2011, is hereby incorporated by reference. For Wellington Management Company LLP, filed with Post-Effective Amendment No. 69, dated August 28, 2023, is hereby incorporated by reference. For Los
Angeles Capital Management LLC, filed with Post-Effective Amendment No. 71, dated January 31, 2025, is hereby incorporated by reference. Amendment to the Investment Advisory Agreement for D.E. Shaw Investment
Management, L.L.C., filed with Post-Effective Amendment No. 67, on May 26, 2023, is hereby incorporated by reference. The Vanguard Group, Inc., provides investment advisory services to Vanguard Core-Plus Bond Index
ETF pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Fund” in Part B of this Registration Statement.
(g)	Custodian Agreements, for JPMorgan Chase Bank, N.A. and State Street Bank and Trust Company, are filed herewith.
(h)
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective
Amendment No. 64, dated January 31, 2021, is hereby incorporated by reference. Form of Authorized Participant
Agreement, is filed herewith. Form of Fund of Funds Investment Agreement, is filed herewith.

(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, not applicable.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)
Codes of Ethics, for The Vanguard Group, Inc., is filed herewith. For D.E. Shaw Investment Management, L.L.C and
Wellington Management Company LLP, filed with Post-Effective Amendment No. 71, dated January 31, 2025, are hereby incorporated by reference. For Los Angeles Capital Management LLC, is filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Advisers
D. E. Shaw Investment Management, L.L.C. (DESIM), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of DESIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by DESIM pursuant to the Advisers Act (SEC File No. 801-64222).
Los Angeles Capital Management LLC (Los Angeles Capital), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Los Angeles Capital, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Los Angeles Capital pursuant to the Advisers Act (SEC File No. 801-60934).
Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew J. Benchener	President and Chief Executive Officer Designee	None
John Bendl	Senior Vice President	Finance Director
John Bisordi	Vice President	None
Amma Boateng	Vice President	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Secretary	None
Kate Byrne	Vice President	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Marco De Freitas	Vice President	None
Guy Delp	Chief Information Security Officer	None
Sarah Green	Anti-Money Laundering Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Senior Vice President	None
Andrew Kadjeski	Vice President	None
Mindi Marisa	Vice President	None
James Martielli	Vice President	None
Claire E. McCusker	Vice President	None
Cara McCutcheon	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Assistant Secretary	None
Armond Mosley	Vice President	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
David Petty	Senior Vice President	None
Liz Smith Rivera	Vice President	None
Joanna Rotenberg	Vice President	None
Ignacio Saralegui	Vice President	None
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Assistant Secretary	Assistant Secretary
Michael Smolenski	Vice President	None
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None
Matt Tretter	Principal Operations Officer	None
Lauren M. Valente	Vice President	None
Massy Williams	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355, the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, and JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179; and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Fund” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 2nd day of December, 2025.
Vanguard Quantitative Funds
BY:
/s/ Salim Ramji*

Salim Ramji
Chief Executive Officer, President, and Trustee
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Salim Ramji* Salim Ramji	Chief Executive Officer, President, and Trustee	December 2, 2025
/s/ Tara Bunch* Tara Bunch	Trustee	December 2, 2025
/s/ Mark Loughridge* Mark Loughridge	Independent Chair	December 2, 2025
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	December 2, 2025
/s/ John Murphy* John Murphy	Trustee	December 2, 2025
/s/ Lubos Pastor* Lubos Pastor	Trustee	December 2, 2025
/s/ Rebecca Patterson* Rebecca Patterson	Trustee	December 2, 2025
/s/ André F. Perold* André F. Perold	Trustee	December 2, 2025
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	December 2, 2025
/s/ Grant Reid* Grant Reid	Trustee	December 2, 2025
/s/ David Thomas* David Thomas	Trustee	December 2, 2025
/s/ Barbara Venneman* Barbara Venneman	Trustee	December 2, 2025

Signature	Title	Date
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	December 2, 2025
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	December 2, 2025
*By: /s/ Natalie Lamarque
Natalie Lamarque, pursuant to a Power of Attorney, filed herewith.